Exhibit 99.1

List of Reporting Owners and Signature Page

Name of designated filer: Warburg Pincus & Co.

Other joint filers: Warburg Pincus Private Equity XI, L.P., WP XI Partners, L.P., Warburg Pincus XI Partners, L.P., Warburg Pincus Private Equity XI-B, L.P., Bull Co-Invest L.P., Bull Holdco, L.P., Warburg Pincus XI, L.P., WP Global LLC, Warburg Pincus Partners II, L.P.

Address for each joint filer is: c/o Warburg Pincus & Co., 450 Lexington Avenue, New York, New York 10017

Issuer Name and Ticker or Trading Symbol: Sotera Health Co [SHC]

WARBURG PINCUS & CO.

By:	/s/ Harsha G. Marti	11/12/2025
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY XI, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	11/12/2025
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WP XI PARTNERS, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	11/12/2025
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS XI PARTNERS, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	11/12/2025
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY XI-B, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	11/12/2025
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

BULL CO-INVEST, L.P.

By:	WP Bull Manager, LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	11/12/2025
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

BULL HOLDCO, L.P.

By:	WP Bull Holdco GP LLC, its general partner
By:	Warburg Pincus Private Equity XI, L.P., its sole and managing member
By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	11/12/2025
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS XI, L.P.

By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	11/12/2025
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WP GLOBAL LLC
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	11/12/2025
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PARTNERS II, L.P.
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	11/12/2025
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Managing Director